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                                                                   Exhibit 10.37

                             PHOENIX INVESTORS, LLC


                                                                  March 15, 2003

Ventures-National Incorporated
Dba Titan General Holdings, Inc.
44358 Old Warm Springs Blvd
Fremont CA 94538

Attention:        JP Patty
                  CEO

Dear JP:


         We are pleased to set forth the terms to the Agreement (the "Agreement") between Phoenix Investors, LLC (hereinafter "PHOENIX" or the "Consultant") and Ventures-National Incorporated (hereinafter referred to in this Agreement collectively as the "Company"). All capitalized terms used, but not otherwise defined, herein shall have the respective definitions assigned thereto in the Titan Agreement.

1        PHOENIX  will  assist  the  Company  as  the  Company's   non-exclusive
         consultant in connection with the following proposed activities:

         (a) providing advice as to the structure of debt and equity financing of the Company;

         (b) assisting the Company in the identification and selection of appropriate members of management, Board of Directors, and advisory board members;

         (c) otherwise assisting the Company with advancing its business objectives, including analyzing the Company's business and capital structure models; and

         (d) Assisting in the management of the daily business affairs of the Company as needed from time to time.

2) In connection with PHOENIX's activities on the Company's behalf, the Company will cooperate with PHOENIX and will furnish PHOENIX with all information and data concerning the Company, any Transaction, and, to the extent available to the Company (the "Information") which PHOENIX deems appropriate and will provide PHOENIX with access to the Company's officers, directors, employees, independent accountants, and legal counsel. To the extent that the Company has access to the officers, directors, employees, independent accountants, and legal counsel of the Target, it will provide such access to PHOENIX. The Company represents and warrants that all Information (a) made available to PHOENIX by the Company or (b) contained in any filing by the Company with any court or governmental regulatory agency, commission, or instrumentality with respect to any Transaction will, at all times during the period of the engagement of PHOENIX hereunder, be complete and correct in all material respects and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading. The Company further represents and warrants that any projections provided by it to PHOENIX will have been prepared in good faith and will be based upon assumptions, which, in light of the


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PHOENIX Investors, LLC
March 15, 2003
Page 2


         circumstances under which they are made, are reasonable. The Company acknowledges and agrees that, in rendering its services hereunder, PHOENIX will be using and relying on the Information (and information available from public sources and other sources deemed reliable by PHOENIX) without independent verification thereof by PHOENIX or independent appraisal by PHOENIX of any of the Company or the Company's assets or of the Target or the Target's assets. PHOENIX does not assume responsibility for the accuracy or completeness of the Information or any other information regarding the Target, the Company, or any Transaction. Any advice rendered by PHOENIX pursuant to this Agreement may not be disclosed publicly without PHOENIX's prior written consent.

3) In consideration of our services pursuant to this Agreement, PHOENIX shall be entitled to receive, and the Company agrees to pay PHOENIX aggregate fees as follows:

         (a) Consultant's fees as follows: (i) cash in an amount equal to $18,000 per month for a period of one year (the "Period") beginning April 1, 2003 and automatically renewable for six month Periods thereafter unless any party hereto shall deliver to the other notice of termination within 60 days prior to the termination of the Period (or the Period as theretofore extended).

         (b) Warrants to purchase 200,000 (two-hundred-thousand) shares of common stock. Said Warrants shall be issued to PHOENIX within thirty days of signing this Agreement and shall be considered due in full upon the signing of this Agreement.

         (c) Such Warrants shall be exercisable at a price of $2.00 (two-dollar) per share of common stock and for a period of five years commencing on the date of this Agreement. Such Warrants shall provide for adjustment of the exercise price thereof and the number of shares of Common Stock issueable upon the exercise thereof in the event of (i) the declaration of dividends on the outstanding Common Stock payable in shares of its capital stock; (ii) subdivision of the outstanding Common Stock; (iii) combination of the outstanding Common Stock into a smaller number of shares; or (iv) issuance of any shares of its capital stock by reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation). Such Warrants shall also have a cashless exercise provision or a net-issuance provision attached to each exercise of the Warrants and the choice of the provision described herein shall be made by PHOENIX.

         (d) All consultant fees described in section `(a)' above shall be due on the first of the current month and paid to PHOENIX no later than the fifth of said month. In addition, the balance of each Period (one year for the initial Period [April 2003 thru March 2004] and six months for each subsequent Period) shall be due in full in the event that the Company terminates PHOENIX for any reason during said period.

         (e) In the event that the Company fails to pay PHOENIX as described herein for a period in excess of forty days without PHOENIX's written permission, then PHOENIX shall have the right to use any means necessary including filing a lien against the Company or any of its subsidiaries and the Company shall be responsible for the cost of any means taken to obtain the consideration due PHOENIX under this Agreement or any other PHOENIX Agreement with the Company. In the event that, for any reason, the Company shall fail to pay to PHOENIX all or any portion of the compensation otherwise due thereto pursuant to this Agreement, interest shall accrue on such amount and shall be payable on the unpaid balance due hereunder from the date such amount was due through and including the date actually received by PHOENIX at the rate of interest equal to two points over the prime rate of interest as determined by Citibank, N.A. in New York, New York, computed on a daily basis and adjusted as announced from time to time.


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PHOENIX Investors, LLC
March 15, 2003
Page 3


         (f) It is understood that significant work has already been done by PHOENIX in arrears to this Agreement and, therefore, considered additional efforts to be covered through the consideration described herein.

         All monetary fees shall be made payable to the order of Phoenix Investors, LLC and mailed to 1818 North Farwell Avenue Milwaukee Wisconsin 53202.

         In addition to the fees described in paragraph 3 above, the Company agrees to promptly reimburse PHOENIX upon request for all out-of-pocket expenses incurred by PHOENIX (including fees and disbursements of counsel, and of other consultants and advisors retained by PHOENIX which are approved by the Company) in connection with the matters contemplated by this Agreement or in collection of consideration described herein.

4) The Company agrees to indemnify PHOENIX in accordance with the indemnification provisions (the "Indemnification Provisions") attached to this Agreement, which Indemnification Provisions are incorporated herein and made a part hereof.

5) The term of this Agreement shall commence on the date hereof and expire as described in section 3(a) herein. Notwithstanding the foregoing, either party hereto may terminate this Agreement at any time upon sixty days written notice, without liability or expenses incurred or continuing obligation, except as otherwise set forth herein. Neither termination of this Agreement nor completion of the assignment contemplated hereby shall affect: (i) any compensation earned by PHOENIX or any other finder up to the date of termination or completion, as the case may be, (ii) any compensation to be earned by PHOENIX or any other finder after termination pursuant to paragraph 3 hereof, (iii) the reimbursement of expenses incurred by PHOENIX or any other finder up to the date of termination or completion, as the case may be, (iv) the provisions of Sections 3 through 11, inclusive, of this Agreement, and (v) the attached Indemnification Provisions which are incorporated herein, all of which shall remain operative and in full force and effect.

6) The validity and interpretation of this Agreement shall be governed by the law of the State of New York applicable to agreements made and to be fully performed therein, without reference to conflicts of laws. The Company and PHOENIX irrevocably submit to the jurisdiction of any court of the State of New York located in New York City, new York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated hereby, which is brought by or against the Company, and (i) hereby irrevocably agrees that all claims in respect of any such suit, action, or proceeding may be heard and determined in any such court and (ii) to the extent that the Company has acquired, or hereafter may acquire any immunity from jurisdiction of such court or from any legal process therein, the Company hereby waives, to the fullest extent permitted by law, such immunity. The Company hereby waives, and agrees not to assert in any such suit, action, or proceeding, in each case, to the fullest extent permitted by applicable law, any claim that (a) the Company is not personally subject to the jurisdiction of any such court, (b) the Company is immune from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution, or otherwise) with respect to the Company's property, or (c) any such suit, action, or proceeding is brought in an inconvenient forum.


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PHOENIX Investors, LLC
March 15, 2003
Page 4


7) Each such counterpart shall be, and shall be deemed to be, an original instrument, but all such counterparts taken together shall constitute one and the same Agreement. This Agreement may not be modified or amended except in writing signed by the parties hereto.

8) The Consultant may disclose any Confidential Information that is required to be disclosed by law, government regulation, or court or administrative order or process. If disclosure is required, the Consultant will give the Company advance notice so that the Company may seek a protective order or take other action reasonable under of the circumstances. The Company also understands the Consultant must release all types of information in performance of the duties for the Company and requests to be informed upon request for a list of which confidential information has been dispersed.

9) Upon termination of this Agreement, the Consultant will promptly return to the Company at the Company's cost and request or destroy all materials containing Confidential Information, including, but not limited to, data, records, reports, and other property furnished by the Company to the Consultant.

10) Each of the parties hereto represents and warrants that execution, delivery, or performance of this Agreement does not conflict with, or violate the terms of, any other agreement to which it is a party or by which it is bound.

11) Any notice provided under this Agreement shall be in writing and shall be deemed to have been effectively given when delivered personally, sent by private express mail service (such as Federal Express), or sent by registered or certified mail (return receipt requested) to the address set forth herein (or to such other address as any party has furnished in writing to the other parties).

12) The invalidity or unenforceability of any particular provision of this Agreement or portion thereof shall not affect the validity or enforceability of any other provision thereof or portion thereof. If any provision of this Agreement is adjudicated to be so broad as to be unenforceable, it shall be interpreted to be only as broad as is enforceable.

13) The benefits of this Agreement shall inure to the respective successors and assigns of the parties hereto and of the indemnified parties hereunder and their successors and assigns and representatives, and the obligations and liabilities assumed in this Agreement by the parties hereto shall be binding upon their respective successors and assigns.

14) For the convenience of the parties, any number of counterparts of this Agreement may be executed by the parties hereto. Each such counterpart shall be, and shall be deemed to be, an original instrument, but all of such counterparts taken together shall constitute one and the same Agreement. This Agreement may not be modified or amended, except in writing signed by the parties hereto.

15) This Agreement shall not detract or lessen or otherwise affect any previous Agreement between PHOENIX and the Company or its subsidiaries or predecessors unless specifically mentioned herein. This Agreement is meant to add to the terms and duties of PHOENIX's other Agreements with the Company as described herein.


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PHOENIX Investors, LLC
March 15, 2003
Page 5


         If the foregoing correctly sets forth our Agreement, please sign the enclosed copy of this letter in the space provided and return it to us.

                                             Very truly yours,


                                             Phoenix Investors, LLC

                                             By: /s/ David M. Marks
                                                 ------------------------------
                                                 Name:  David M. Marks
                                                 Title:  Managing Director



Confirmed and Agreed to
this 15 day of  March, 2003:




VENTURES-NATIONAL INCORPORATED


By: /s/ James E. Patty
    -------------------------------
    Name:  James E. Patty
    Title:  President and CEO


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PHOENIX Investors, LLC
March 15, 2003
Page 6

                           INDEMNIFICATION PROVISIONS


         The Company (as such term is defined in the Agreement (as such term is defined below)) agrees to indemnify and hold harmless PHOENIX against any and all losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses, and disbursements (and all actions, suits, proceedings, and investigations in respect thereof and any and all legal or other costs, expenses, and disbursements in giving testimony or furnishing documents in response to a subpoena or otherwise), including, without limitation, the costs, expenses, and disbursements, as and when incurred, of investigating, preparing, or defending any such action, proceeding, or investigation (whether or not in connection with litigation in which PHOENIX is a party), directly or indirectly, caused by, relating to, based upon, arising out of, or in connection with (a) PHOENIX's acting for the Company, including, without limitation, any act or omission by PHOENIX in connection with its acceptance of or the performance or non-performance of its obligations under this agreement, dated march 15, 2003 between PHOENIX and the Company, as such agreement may be amended from time to time (the "Agreement"), or (b) any Transaction (as such term is defined in the Agreement); provided, however, such indemnity shall not apply to any portion of any such loss, claim, damage, obligation, penalty, judgment, award, liability, cost, expense, or disbursement to the extent it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted primarily and directly from the gross negligence or willful misconduct of PHOENIX. The Company also agrees that PHOENIX shall not have any liability (whether direct or indirect in contract or tort or otherwise) to the Company for or in connection with the engagement of PHOENIX, except to the extent that any such liability is found in a final judgment by a court of competent jurisdiction (not to subject to further appeal) to have resulted primarily and directly from PHOENIX's gross negligence or willful misconduct.

         These Indemnification Provisions shall be in addition to any liability which the Company may otherwise have to PHOENIX or the persons indemnified below in this sentence and shall extend to the following: PHOENIX, its affiliated entities, directors, officers, employees, counsel, agents, and controlling persons (within the meaning of the federal securities laws). All references to PHOENIX in these Indemnification Provisions shall be deemed to include any and all of the foregoing.

         If any action, suit, proceeding, or investigation is commenced as to which PHOENIX proposed to demand indemnification, it shall notify the Company with reasonable promptness; provided, however, that any failure by PHOENIX to notify the Company shall not relieve the Company from its obligations hereunder. PHOENIX shall have the right to retain counsel of its own choice to represent it, and the Company shall pay the fees, expenses, and disbursements of such counsel; and such counsel shall, to the extent consistent with its professional responsibilities, cooperate with the Company and any counsel designated by the Company. The Company shall be liable for any settlement of any claim against PHOENIX made with its written consent, which consent shall not be unreasonably withheld. The Company shall not, without the prior written consent of PHOENIX, settle or compromise any claim, or permit a default or consent to the entry of any judgment in respect thereof, unless such settlement, compromise, or consent includes, as an unconditional term thereof, the giving by the claimant to PHOENIX of an unconditional release from all liability in respect of such claim.

         In order to provide for just and equitable contribution, if a claim for indemnification pursuant to these Indemnification Provisions is made, but it is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) that such indemnification may not be enforced in such case, even though the express provisions hereof provide for indemnification in such case, then the Company, on the one hand, and PHOENIX, on the other hand, shall contribute to the losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses, and disbursements to which the

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indemnified  persons may be subject in  accordance  with the  relative  benefits received by the Company, on the one hand, and PHOENIX, on the other hand, in connection with the statements, acts, or omissions which resulted in such losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses, and disbursements and the relevant equitable considerations
shall  also  be   considered.   No  person   found   liable  for  a   fraudulent
misrepresentation shall be entitled to contribution from any person who is not also found liable for such fraudulent misrepresentation. Notwithstanding the foregoing, PHOENIX shall not be obligated to contribute any amount hereunder that exceeds the amount of fees previously received by PHOENIX pursuant to the Agreement.

         Neither termination nor completion of the engagement of PHOENIX referred to above shall affect these Indemnification Provisions, which shall then remain operative and in full force and effect.